UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	001-35027	26-2797630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75, Second Avenue,
Suite 605

Needham MA, 02494

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTC Pink

Item 1.01. Entry into a Material Definitive Agreement.

Between January 5th and 10th, 2022, Bioxytran, Inc. (“Bioxytran” or the “Company”) entered into 34 Note Purchase Agreements (the “Agreements”) with accredited investors for the issuance of a total principal amount of $1,467,000 in 1-year convertible notes (the “Notes”). The Notes carry an interest rate of 6% and are convertible into shares of the Company’s Common Stock at a fixed price of $0.25. The Agreements and the Notes were approved by the Company’s Board of Directors on January 10, 2022. The Notes contain an aggregate discount of $128,290. The discount resulted in the Company receiving a total of $86,040 less in cash and making up the remainder of the discount by issuing 264,060, 5-year warrants with an exercise price of $0.25 (the “Warrants”), currently valued at $0.16 based on the Black Scholes Option Pricing Model. The Cash and the Warrants were issued to a sole Placement Agent: WallachBeth Capital (Member FINRA / SIPC).

Debtor	Date of Issuance	Principal Amount	Commission & Fees	Warrants Issued	Term	Exercise Price	Amortization of Warrants	Maturity
34 Notes	01/10/2022	$1,467,000	$—	—	—	$—	$—	01/10/2023
Agent	01/10/2022		86,040	264,060	5	0.25	42,250
		$1,467,000	$86,040	264,060			$42,250

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On January 12, 2022, Bioxytran released a corporate presentation explaining the current state of the Company’s pharmaceutical development. The presentation is attached hereto as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.67	Form of Convertible Note, dated January 5, 2022.

10.68	Form of Note Purchase Agreement, dated January 5, 2022.

99.1	Bioxytran, Inc. Corporate Presentation, dated January 12, 2022

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ David Platt
Name:	Dr. David Platt
Title:	President and Chief Executive Officer

Dated: January 14, 2022